UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2006

ARC Wireless Solutions, Inc.
(Exact name of registrant as specified in its charter)

Utah
(State or Other Jurisdiction of Incorporation)

000-18122	87-0454148
Commission File Number	(IRS Employer Identification No.)

10601 West 48th Avenue
Wheat Ridge, Colorado 80033
(Address of principal executive offices including zip code)

(303) 421-4063
(Registrant's telephone number, including area code)

N/A
(Former address, if changed since last report)

ITEM  2.02.   Results of Operations and Financial Condition

On November 14, 2006 the Company issued a press release containing its financial results for the three months ended and nine months ended September 30, 2006. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM  9.01.    Financial Statements and Exhibits

Exhibit       Exhibit
Number     Title

99.1	Press release dated September 30, 2006 announcing results of operations for the three months ended and nine months ended September 30, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 14, 2006

ARC WIRELESS SOLUTIONS, INC.

By: /s/ Monty R. Lamirato MontyR. Lamirato Chief Financial Officer